Exhibit 10.3
AMENDMENT NO. 1
TO
HAMILTON BEACH/PROCTOR-SILEX, INC.
2007 ANNUAL INCENTIVE COMPENSATION PLAN
     Hamilton Beach/Proctor-Silex, Inc. (the “Company”), hereby adopts this Amendment No. 1 to the Hamilton Beach/Proctor-Silex, Inc. 2007 Annual Incentive Compensation Plan (the “Plan”). The provisions of this Amendment shall be effective on September 28, 2007. Words and phrases used herein with initial capital letters that are defined in the Plan are used herein as so defined.
Section 1
     The Plan is hereby amended by deleting the name “Hamilton Beach/Proctor-Silex, Inc.” each time it appears therein and replacing it with the phrase “Hamilton Beach Brands, Inc.”
Section 2
     Paragraph (d) under the “Definition” Section of the Plan is hereby amended in its entirety to read as follows:
     “(d) ‘Employer’ means the Company, Hamilton Beach Brands, Inc. and Hamilton Beach Brands Canada, Inc. and Hamilton Beach Brands de Mexico, S.A. de C.V.”
     EXECUTED this 24th day of September, 2007.

HAMILTON BEACH/PROCTOR-SILEX, INC.
By:	/s/ Charles A. Bittenbender
	Name:	Charles A. Bittenbender
	Title:	Assistant Secretary

57